FIRST ALLONGE TO

PROMISSORY NOTE (COMMERCIAL – REVOLVING DRAW)

This FIRST ALLONGE TO PROMISSORY NOTE (COMMERCIAL – REVOLVING DRAW) (“Allonge”) is effective December 21, 2012 (the “Effective Date”) by and between CARDINAL BANK (the “Bank”) and WIDEPOINT CORPORATION, WIDEPOINT SOLUTIONS CORPORATION, WIDEPOINT IL, INC., WIDEPOINT NBIL, INC., ADVANCED RESPONSE CONCEPTS CORPORATION, PROTEXX TECHNOLOGY CORPORATION, OPERATIONAL RESEARCH CONSULTANTS, INC., ISYS, LLC and WIDEPOINT OHIO REAL ESTATE CORPORATION (jointly, severally and collectively, the “Borrower”).

W I T N E S S E T H:

WHEREAS, on or about December 30, 2011, Bank made a revolving loan to Borrower in the original aggregate maximum principal amount of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00) (collectively, the “Loan”); and

WHEREAS, the Loan is evidenced by, among other things, Borrower’s Promissory Note (Commercial – Revolving Draw) in the original maximum principal amount up to $8,000,000.00 dated December 30, 2012 (the “Note”); and

WHEREAS, the parties now desire to enter into this Allonge to modify certain terms of the Note.

NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      The first paragraph in Section 7 of the Note (titled “Payment”) is hereby deleted in its entirety and replaced by the following:

Payment. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning January 30, 2012, then on the same day of each month thereafter. Any payment scheduled for a date falling beyond the last day of the month will be due on the last day. A final payment of the entire unpaid outstanding balance of Principal and interest will be due June 30, 2014.

2.      No Other Modification. Except as expressly modified hereby, all of the terms and conditions of the Note remain in full force and effect and are renewed, extended and brought forward and not terminated hereby. The Borrower hereby represents and warrants that as of the date hereof, the Note is in full force and effect, valid, binding and enforceable in accordance with its terms, without offset, reduction or credit, and that there exists no default thereunder.

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3.      Fees and Costs. The modification as set forth in this Allonge are subject to each of the following conditions:

(a)	Borrower shall have paid to the Bank all the following:

(i)	The Bank’s attorney’s fees incurred in connection with the preparation of this Allonge and the ancillary loan documents associated therewith;

(ii)	Any and all filing fees, title insurance, release fees or other costs, charges or expenses incurred in connection with the consummation of the agreements set forth herein; and

(iii)	An extension fee of $8,000.00.

(iv)	All of the foregoing shall be paid without demand and without offset or reduction and may be directly debited from Borrower’s operating account at the Bank. The failure to fully and timely pay the foregoing shall constitute an Event of Default under the loan documents.

4.      This Allonge may be executed in counterparts which, when taken together, shall constitute one and the same instrument.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, this First Allonge is executed under seal as of the day and year first above written.

BORROWER:

WIDEPOINT CORPORATION

By:	[SEAL]
James T. McCubbin, Executive Vice President

WIDEPOINT SOLUTIONS CORP.

By:	[SEAL]
James T. McCubbin, Vice President

WIDEPOINT IL, INC.

By:	[SEAL]
James T. McCubbin, Vice President

WIDEPOINT NBIL, INC.

By:	[SEAL]
James T. McCubbin, Vice President

WIDEPOINT OHIO REAL ESTATE CORP.

By:	[SEAL]
James T. McCubbin, Vice President

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OPERATIONAL RESEARCH CONSULTANTS, INC.

By:	[SEAL]
James T. McCubbin, Vice President

ISYS, LLC

By:	[SEAL]
James T. McCubbin, Vice President

ADVANCED RESPONSE CONCEPTS CORPORATION

By:	[SEAL]
James T. McCubbin, Vice President

PROTEXX ACQUISITION CORPORATION

By:	[SEAL]
James T. McCubbin, Vice President

STATE OF ______________ :

COUNTY OF ___________ :

I, the undersigned Notary Public of and for the jurisdiction aforesaid, do certify that James T. McCubbin, Executive Vice President of WidePoint Corporation and Vice President of WidePoint Solutions Corp., Widepoint IL, Inc., Widepoint NBIL, Inc., Widepoint Ohio Real Estate Corp., Operational Research Consultants, Inc., iSYS, LLC, Advanced Response Concepts Corporation and Protexx Acquisition Corporation, personally known to me or satisfactorily proven, whose name is signed to the foregoing Allonge has acknowledged the same me in my jurisdiction aforesaid.

Given under my hand this __________ day of ________________, 2012.

____________________________________

Notary Public

My Commission Expires:

___________________

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